Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Athena Technology Solutions Holdings, LLC
Commitments and Contingencies [Line Items]
Commitments and Contingencies
NOTE 7. COMMITMENTS AND CONTINGENCIES
Government Regulation
As a government contractor, the Company is subject to various state and federal laws and regulations, which, among other things, impose limits on interest rate charges and insurance premiums and require licensing and other qualifications.
Litigation
The Company is subject to various claims and legal proceedings. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material effect on the financial condition or results of operations of the Company.
Costs associated with the Company’s involvement in legal proceedings are expensed as incurred.
Government Rate Filings
At the beginning of each year, the Company files its provisional billing rates with the U.S. Government. The Company uses these rates for billing purposes throughout the fiscal year. Within six months of its fiscal year-end,
the Company files an Incurred Cost Proposal (“ICP”) with the U.S. Government which details its actual costs and actual rates incurred for that year. The Company will then be notified by the government at some time in the future, which may be up to six years later, that the indirect rates have either been accepted by the government or that the government intends to conduct an incurred cost audit. Both options will eventually result in a final indirect rate letter that the Company must approve and sign off on with the government. Once that process has been completed, the Company will apply those approved rates to contracts that require being closed out (i.e., issuance of a final invoice) which may result in an amount owed to or due from the government. The Company has recorded an estimated rate impact in the accompanying consolidated financial statements. As of March 31, 2026 and December 31, 2025, the estimated rate reserve was $0.1 million, which is recorded in deferred revenue in the condensed consolidated balance sheets.
Contractual Commitments
The Company has certain contractual purchase commitments under agreements with remaining terms in excess of one year that are $0.3 million in the aggregate as of March 31, 2026.

11.	Commitments and Contingencies
Government Regulation
The Company is subject to various state and federal laws and regulations, which, among other things, impose limits on interest rate charges and insurance premiums and require licensing and other qualifications.

Litigation
Viking
Ikhana Group LLC (Ikhana), a wholly owned subsidiary acquired by the Company in 2020, previously entered into a Data License Agreement (“DLA”) with Viking Aircraft Ltd. (“Viking”), which authorized Ikhana to access, use, copy and create derivatives of defined Viking data for Ikhana’s development of specific aircraft modifications. On June 23, 2023, Viking informed Ikhana and the Company that it intended to terminate the DLA based on Ikhana and the Company’s alleged misuse of certain Viking data. On July 17, 2023, Ikhana filed a complaint in the United States District Court for the Southern District of California against Viking. Ikhana complaint asserted three causes of action related to Viking’s purported termination of the DLA. On August 25, 2023, Viking filed its answer to the complaint and asserted seven of its own counterclaims against Ikhana and the Company, including for alleged breaches of DLA and misuse of Viking’s trade secrets and trademarks. On the same day, Viking filed a motion for preliminary injunction against Ikhana and the Company. That motion sought, among other things, to have Ikhana withdraw a pending application with the Federal Aviation Administration (FAA) to amend one of its supplemental aircraft type certificates. On September 15, 2023, Ikhana amended its complaint to assert against Viking an antitrust claim under Section 2 of the Sherman Act. On November 7, 2023, following briefing on the matter, the court partially granted Viking motion for preliminary injunction. Following extended negotiations, the parties entered into a confidential settlement agreement resolving the litigation. The Court dismissed the litigation on June 18, 2024. As a result of the confidential settlement agreement, after a specified transition period the Company can no longer use the defined Viking data or perform specific aircraft modifications. Accordingly, the Company wrote off $4,760 of inventory used to perform aircraft modifications with the recognition of an inventory obsolescence charge during the year ended December 31, 2024.
In connection with the resolution of the litigation in the Southern District of California, Viking agreed to acquire a portfolio of Supplemental Type Certificates owned by Ikhana or its affiliated entities (the “STC Portfolio”). The parties were unable to reach an agreement on the price of the STC Portfolio through direct negotiations and instead elected to submit the matter to binding arbitration. On December 17, 2024, the parties submitted an official Notice of Intent to Arbitrate.
In June 2025, the arbitrator determined the purchase price of the STC Portfolio to be $7,605. Pursuant to the STC Transfer Agreement, Viking paid Ikhana $6,844 at closing with the balance of $761 to be held in escrow for one year from closing for certain liabilities, obligations and claims. As a result, during the year ended December 31, 2025, the Company recognized as other income a gain on sale of the STC Portfolio of $6,844, which represents the portion of the purchase price that has been realized as of December 31, 2025.
Other
The Company may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material effect on the financial condition or results of operations of the Company.
Costs associated with the Company’s involvement in legal proceedings are expensed as incurred.
Government Rate Filings
At the beginning of each year, the Company files its provisional billing rates with the U.S. Government. The Company uses these rates for billing purposes throughout the fiscal year. Within six months of its fiscal year-end,
the Company files an Incurred Cost Proposal with the U.S. Government which details its actual costs and actual rates incurred for that year. The Company will then be notified by the government at some time in the future, which may be up to six years later, that the indirect rates have either been accepted by the government or that the government intends to conduct an incurred cost audit. Both options will eventually result in a final indirect rate letter that the Company must approve and sign off on with the government. Once that process has been completed, the Company will apply those approved rates to contracts that require being closed out (i.e., issuance of a final invoice) which may result in an amount owed to or due from the government. The Company has recorded an estimated rate impact in the accompanying consolidated financial statements. As of December 31, 2025 and 2024, the estimated rate reserve was $142 and $384, respectively, which is recorded in deferred revenue in the consolidated balance sheets.